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                          UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549



                            FORM 8-K



                         CURRENT REPORT

               Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934

                         August 11, 2000
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        Date of Report (Date of earliest event reported)



                  Independent Bankshares, Inc.
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     (Exact name of Registrant as specified in its charter)



          Texas                 0-10196           75-1717279
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     (State or Other        (Commission File    (IRS Employer
     Jurisdiction of            Number)      Identification No.)
      Incorporation)

   547 Chestnut Street
      P. O. Box 3296
   Abilene, Texas 79604                               79604
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  (Address of principal                             (Zip Code)
    executive offices)


                         (915) 677-5550
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      (Registrant's telephone number, including area code)



                         Not Applicable
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  (Former name or former address, if changed since last report)



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ITEM 1.   Changes in Control of Registrant

     On August 11, 2000, State National Bancshares, Inc., a Texas corporation ("State National"), consummated its acquisition of Independent Bankshares, Inc. ("Independent") pursuant to the terms of the previously reported Agreement and Plan of Reorganization, dated as of March 1, 2000 (the "Merger Agreement"), between Independent and State National. Pursuant to the Merger Agreement, New FSB, Inc., a wholly owned subsidiary of State National, merged with and into Independent (the "Merger"), with Independent surviving the Merger as a wholly owned subsidiary of State National. As a result of the Merger, each share of Independent Common Stock was exchanged into the right to receive $20.0165 in cash, representing total aggregate merger consideration of $45,510,365.

     State National obtained the funds for the purchase of the Independent Common Stock from (i) the sale of shares of State National's common stock to certain qualified investors and (ii) and from an advance in the amount of $10,000,000 on State National's line of credit ("Loan") with the Amarillo National Bank, Amarillo, Texas. The Loan bears interest at the rate equal to the 30 day Libor rate plus 230 basis points. The outstanding principal balance is due and payable annually over a ten-year period. The Loan is secured by all of the common stock of the bank subsidiaries of State National.

     The Merger Agreement is attached hereto as an Exhibit 2.1, and is incorporated herein by reference. The Joint Press Release, dated August 14, 2000, announcing the completion of the acquisition of Independent Bankshares, Inc. by State National is attached hereto an Exhibit 99.1. The foregoing description is qualified in its entirety by the provisions of such exhibits.

ITEM 5.   Other Events

     Resignation and Appointment of Directors. In connection with the Merger referenced in Item 1 above, effective August 16, 2000, Mr. John L. Beckham, Mr. Lee Caldwell, Mrs. Wm. R. (Amber) Cree, Ms. Nancy E. Jones, Mr. Marshal M. Kellar, Mr. Tommy McAlister, Mr. Scott L. Taliaferro, James D. Webster, M.D. and Mr. C.G. Whitten resigned from Independent's Board of Directors, and Tom
C. Nichols, Don E. Cosby, Ronald Simpson, David Kirk, Rick J. Calhoon, James A. Cardwell and Gary J. Fletcher were appointed as the new directors of the Independent's Board of Directors.

     Trust Preferred Securities. The Trust Preferred Securities of Independent Capital Trust, a Delaware business trust, of which Independent owns all of the common securities will remain outstanding after the Merger and will continue to trade on the American Stock Exchange ("AMEX"). In connection with the consummation of the Merger, the Company entered into three agreements with respect to the Amended and Restated Trust Agreement for the Trust Preferred Securities and the related Indenture and Preferred Securities Guarantee Agreement.

     First, Independent, State National, U.S. Trust, Bryan W. Stephenson, Randal N. Crosswhite, Michael D. Jarrett, Tom C. Nichols, Don E. Cosby and Edmund W. McGee on August 11, 2000, entered into the Resignation of Administrative Trustees and Appointment of Successors Under Amended and Restated Trust Agreement (the "Resignation"), pursuant to which, among other things, Bryan W. Stephenson, Randal N. Crosswhite and Michael D. Jarrett resigned as administrative trustees of the Independent Capital Trust, and Tom C. Nichols, Don E. Cosby

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and Edmund W. McGee were appointed as successor administrative trustees of the Independent Capital Trust with all the rights, powers, trusts and duties of the administrative trustees. In addition, State National agreed to maintain or cause the administrative trustees to maintain the listing of the Trust Preferred Securities on the AMEX or another national exchange or on The Nasdaq Stock Market's National Market until September 22, 2003.

     Second, Independent, State National and U.S. Trust Company of Texas, N.A. ("U.S. Trust") on August 11, 2000, entered into a First Supplemental Indenture ("Supplemental Indenture"), which provides, among other things, that State National assumes joint and several liability on and after August 11, 2000, for all of the obligations of Independent under the Indenture. State National also agreed, for as long as any of the debentures remain outstanding, to fulfill or cause Independent to fulfill all reporting and filing obligations under the Securities Exchange Act of 1934, as amended, applicable to companies having a class of securities listed under Section 12(b) or 12(g) thereunder. In the event of distribution of the debentures to the holders of the Trust Preferred Securities, State National agreed to list the debentures or cause Independent to list the debentures on the AMEX, another securities exchange or on The Nasdaq Stock Market's National Market as the Trust Preferred Securities are then listed. In addition, the Supplemental Indenture provides that newly issued debentures may now bear a legend stating the assumption of the joint and several liability by State National.

     Third, Independent, State National and U.S. Trust on August 11, 2000, entered into an Amendment to Guarantee Agreement ("Amendment"), which provides, among other things, that State National assumes joint and several liability on and after August 11, 2000, for all of the obligations of Independent under the Preferred Securities Guarantee Agreement.

     The Supplemental Indenture, the Amendment and the
Resignation are attached hereto as Exhibits 4.1, 4.2 and 4.3, respectively, and are incorporated herein by reference. The foregoing description is qualified in its entirety by the provisions of such exhibits.

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ITEM 7.   Financial Statements, Pro Forma Financial Information
          and Exhibits.

     (a) - (b)  Not applicable.

     (c)    Exhibits

            Exhibit No.     Document Description
          ---------------   -------------------------------------

                2.1 Agreement and Plan of Reorganization dated March 1, 2000, between the Independent Bankshares, Inc. and State National Bancshares, Inc. (incorporated by reference to
                            Exhibit 2.1 to the Independent's
                            Current Report on Form 8-K dated
                            March 1, 2000).

                4.1         Resignation of Administrative
                            Trustees and Appointment of
                            Successors Under Amended and Restated
                            Trust Agreement, dated August 11,
                            2000, among Independent Bankshares,
                            Inc., State National Bancshares,
                            Inc., U.S. Trust Company of Texas,
                            N.A., Bryan W. Stephenson, Randal N.
                            Crosswhite, Michael D. Jarrett, Tom
                            C. Nichols, Don E. Cosby and Edmund
                            W. McGee (filed herewith).

                4.2 First Supplemental Indenture, dated August 11, 2000, among Independent Bankshares, Inc., State National Bancshares, Inc. and U.S. Trust Company of Texas, N.A. (filed herewith).

                4.3         Amendment to Guarantee Agreement,
                            dated August 11, 2000, among
                            Independent Bankshares, Inc., U.S.
                            Trust Company of Texas, N.A. and
                            State National Bancshares, Inc.
                            (filed herewith).

                99.1 Press Release, dated August 14, 2000, announcing the completion of the acquisition of Independent
                            Bankshares, Inc. by State National
                            Bancshares, Inc. (filed herewith).



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

                            SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                              INDEPENDENT BANKSHARES, INC.



Date:  August 24, 2000        By:  /s/ RANDAL N. CROSSWHITE
                                 ---------------------------------
                                 Randal N. Crosswhite, Senior Vice
                                 President, Chief Financial
                                 Officer and Corporate Secretary

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                        INDEX TO EXHIBITS
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 Exhibit No.   Description
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     2.1       Agreement and Plan of Reorganization dated March
               1, 2000, between Independent Bankshares, Inc. and State National Bancshares, Inc. (incorporated by reference to Exhibit 2.1 to the Independent's Current Report on Form 8-K dated March 1, 2000).

     4.1 Resignation of Administrative Trustees and Appointment of Successors Under Amended and Restated Trust Agreement, dated August 11, 2000, among Independent Bankshares, Inc., State National Bancshares, Inc., U.S. Trust Company of Texas, N.A., Bryan W. Stephenson, Randal N. Crosswhite, Michael D. Jarrett, Tom C. Nichols, Don E. Cosby and Edmund W. McGee (filed herewith).

     4.2       First Supplemental Indenture, dated August 11,
               2000, among Independent Bankshares, Inc., State
               National Bancshares, Inc. and U.S. Trust Company of Texas, N.A. (filed herewith).

     4.3 Amendment to Guarantee Agreement, dated August 11, 2000, among Independent Bankshares, Inc., U.S. Trust Company of Texas, N.A. and State National Bancshares, Inc. (filed herewith).

    99.1 Press Release, dated August 14, 2000, announcing the completion of the acquisition of Independent
               Bankshares, Inc. by State National Bancshares,
               Inc. (filed herewith).


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